UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2023

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Notes and the Indenture

On May 4, 2023, FirstEnergy Corp. (the “Company”) completed its previously announced offering of $1.5 billion aggregate principal amount of its 4.00% Convertible Senior Notes due 2026 (the “convertible notes”), which included $200 million aggregate principal amount of the convertible notes purchased pursuant to the full exercise of the option granted to the initial purchasers pursuant to the Purchase Agreement (the “Purchase Agreement”), dated May 1, 2023, among the Company and the initial purchasers party thereto.

The Company expects that the net proceeds from the convertible notes will be approximately $1.48 billion, after deducting the initial purchasers’ discounts and commissions and offering expenses payable by the Company. The Company intends to use the net proceeds from the offering of the convertible notes to refinance existing indebtedness, to fund its qualified pension plan and for general corporate purposes. The Company’s management will have broad discretion in determining how the net proceeds from the offering will be used.

In connection with the issuance of the convertible notes, the Company entered into an Indenture, dated May 4, 2023 (the “Indenture”), with The Bank of New York Mellon Trust Company, N.A., as trustee.

The convertible notes are unsecured and unsubordinated obligations of the Company, and will mature on May 1, 2026, unless earlier converted or repurchased in accordance with their terms. The convertible notes bear interest at a fixed rate of 4.00% per year, payable semiannually in arrears on May 1 and November 1 of each year, beginning on November 1, 2023.

Prior to the close of business on the business day immediately preceding February 1, 2026, the convertible notes will be convertible at the option of the holders only under certain conditions.

On or after February 1, 2026, until the close of business on the second scheduled trading day immediately preceding the maturity date, holders of the convertible notes may convert all or any portion of their convertible notes at their option at any time at the conversion rate then in effect, irrespective of these conditions. The Company will settle conversions of the convertible notes by paying cash up to the aggregate principal amount of the convertible notes being converted and by paying or delivering, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the convertible notes being converted.

The conversion rate for the convertible notes will initially be 21.3620 shares of common stock per $1,000 principal amount of convertible notes (equivalent to an initial conversion price of approximately $46.81 per share of common stock). The initial conversion price of the convertible notes represents a premium of approximately 20% over the last reported sale price of the Company’s common stock on the New York Stock Exchange on May 1, 2023. The conversion rate and the corresponding conversion price will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. The Company may not redeem the convertible notes prior to the maturity date.

If the Company undergoes a fundamental change (as defined in the Indenture), subject to certain conditions, holders of the convertible notes may require the Company to repurchase for cash all or any portion of their convertible notes at a repurchase price equal to 100% of the principal amount of the convertible notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date (as defined in the Indenture). In addition, if certain fundamental changes occur, the Company may be required, in certain circumstances, to increase the conversion rate for any convertible notes converted in connection with such fundamental changes by a specified number of shares of its common stock.

The description of the Indenture contained herein is qualified in its entirety by reference to the text of the Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Convertible Notes

The Company offered and sold the convertible notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), and for initial resale by the initial purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions based in part on representations made by the initial purchasers in the Purchase Agreement. Neither the convertible notes nor the shares of the Company’s common stock issuable upon conversion of the convertible notes, if any, have been registered under the Securities Act and these securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of May 4, 2023, between FirstEnergy Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2	Form of 4.00% Convertible Senior Notes due 2026 (included in Exhibit 4.1).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations, including statements regarding FirstEnergy Corp.’s current expectations and beliefs as to the use of the proceeds of the convertible notes offering. These forward-looking statements are not guarantees of future performance and they are based on management’s expectations that involve or rely on a number of known and unknown risks, uncertainties and other factors that are difficult to predict or are beyond our control, and reflect management’s beliefs and assumptions based on information available at the time the statements are made. FirstEnergy Corp. cautions you that actual results may differ materially from those expressed, implied or forecast by the forward-looking statements. Risks that may cause these forward-looking statements to be inaccurate or incorrect include, among others, prevailing market conditions; the anticipated use of net proceeds of the convertible notes offering which could change as a result of market conditions or for other reasons; and the risks and other factors discussed from time to time in our Securities and Exchange Commission filings, including, but not limited to, the most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2023

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer